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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (DATE OF EVENT REPORTED) OCTOBER 24, 1997

                         BOCA RATON CAPITAL CORPORATION
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                        0-16631                59-2763089
-------------------------------    ----------------------    -------------------
(STATE OR OTHER JURISDICTION OF    COMMISSION FILE NUMBER)     (IRS EMPLOYER
          INCORPORATION)                                     IDENTIFICATION NO.)

                    6516 VIA ROSA     BOCA RATON, FL      33433
                    -------------------------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (561) 750-2252


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        (a) On October 27, 1997, Boca Raton Capital Corporation, a Florida corporation (the "Company") announced the consummation, on October 24, 1997, of the merger (the "Merger") of CRP Acquisition Corp. a New York corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), with and into Clean Room Products, Inc., a privately owned New York corporation ("CRP"), pursuant to the terms and conditions of that certain Amended and Restated Agreement and Plan of Merger and Reorganization among the Company, Merger Sub and CRP, dated as of March 26, 1997 (the "Merger Agreement"). CRP, as the surviving corporation of the Merger, shall continue in existence under New York law as a wholly-owned subsidiary of the Company.

        As a result of the Merger, a change in control of the Company occurred on October 24, 1997 pursuant to the terms and conditions of the Merger Agreement. Upon effectiveness of the Merger, all shares of CRP Stock issued and outstanding and held by the existing CRP shareholders (the "CRP Shareholders") immediately prior to the effective time of the Merger were converted into the right to receive an aggregate of 4,501,080 shares of the Company's Common Stock, equivalent to 80% of the outstanding shares the Company's Common Stock immediately following the effective time of the Merger (assuming none of the Company's shareholders exercises their rights to dissent from approval of the Merger and excluding 250,000 shares of the Company's Common Stock to be issued to Josephthal, as CRP's financial consultant), provided, however, that 1,875,750 shares of the Company's Common Stock issued to the CRP Shareholders will be held in escrow (the "Escrowed Shares") until the earlier of (i) six (6) months after the Merger is consummated and (ii) the date of consummation of a long-term financing which results in at least $1,500,000 in net proceeds to the Company or CRP. In the event that neither the Company nor CRP consummates a



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long term financing which results in at least $1,500,000 in net proceeds to such corporation within six (6) months of the closing of the Merger, the Escrowed Shares will be returned to the Company and cancelled.

        The foregoing is merely a summary of certain of the terms of the Merger Agreement and the transactions contemplated therein, and does not purport to be a complete statement of the terms, conditions and provisions thereof.

        The following table sets forth certain information with respect to the Company's capital stock held by the CRP Shareholders, (i) as of August 26, 1997, the record date for determining shareholders entitled to notice and vote at the Special Meeting of Shareholders held on October 9, 1997 at which the Merger and related transactions were considered, and (ii) after giving effect to the Merger.





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
                                            SHARES OF THE COMPANY'S    SHARES OF THE COMPANY'S
                                                 COMMON STOCK            COMMON STOCK TO BE
                                           BENIFICIALLY OWNED PRIOR   BENEFICIALLY OWNED AFTER
 NAME AND ADDRESS OF BENEFICIAL OWNER            TO MERGER(1)             THE MERGER(1)(2)
--------------------------------------     ------------------------    ------------------------
                                             NUMBER       PERCENT       NUMBER        PERCENT
                                             ------       -------       ------        -------
 Paul  Gerber                                  0             *         1,350,324        24%
 c/o Clean Room Products, Inc.
 1800 Ocean Avenue
 Ronkonkoma, New York 11779

 Felicia Gross                                 0             *         1,350,324        24%
 c/o Goldmark Plastics
 Nassau Terminal Road
 New Hyde Park, New York 11040

 Kenneth Gross                                 0             *         1,350,324(3)     24%(3)
 c/o Goldmark Plastics
 Nassau Terminal Road
 New Hyde Park, New York 11040

 Sheila Nassberg                               0             *         1,350,324        24%
 c/o Goldmark Plastics
 Nassau Terminal Road
 New Hyde Park, New York 11040

 Edward Nassberg                               0             *         1,350,324(4)     24%(4)
 c/o Goldmark Plastics
 Nassau Terminal Road
 New Hyde Park, New York 11040

 Dan Purjes                                 109,744(5)     9.8%(5)       559,852(6)   9.95%(6)
 c/o Josephthal Lyon & Ross Incorporated
 200 Park Avenue
 New York, New York 10166

* Less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of the Company's Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Assumes none of the Company's shareholders exercises their rights to dissent from approval of the Merger.

(3) Includes 1,350,324 shares of the Company's Common Stock to be issued to his spouse on consummation of the Merger.

(4) Includes 1,350,324 shares of the Company's Common Stock to be issued to his spouse on consummation of the Merger.





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(5) Includes (a) 2,500 shares owned by his minor children; (b) 3,000 shares held in his profit sharing plan account; (c) 1,000 shares held in his individual retirement account; and (d) 11,500 shares owned by the Josephthal Profit Sharing Plan, of which Mr. Purjes has the authority to appoint and discharge its trustees. Mr. Purjes disclaims beneficial ownership of the shares held by his minor children and the Josephthal Profit Sharing Plan. Excludes (a) 250,000 shares of Common Stock to be issued to Josephthal when the Merger is consummated and (b) 450,108 shares to be issued to Mr. Purjes in exchange for his ownership interest in CRP prior to the Merger.

(6) Includes (a) 2,500 shares owned by his minor children; (b) 3,000 shares held in his profit sharing plan account; (c) 1,000 shares held in his individual retirement account; (d) 11,500 shares owned by the Josephthal Profit Sharing Plan, of which Mr. Purjes has the authority to appoint and discharge its trustees; (e) 250,000 shares of Common Stock to be issued to Josephthal if the Merger is consummated; and (f) 450,108 shares to be issued to Mr. Purjes in exchange for his ownership interest in CRP prior to the Merger. Mr. Purjes disclaims beneficial ownership of the shares held by his minor children and the Josephthal Profit Sharing Plan.

        (b)    Not Applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

2.1 Amended and Restated Agreement and Plan of Merger and Reorganization among Boca Raton Capital Corporation, CRP Acquisition Corp. and Clean Room Products, Inc., dated as of March 26, 1997, incorporated by reference to Exhibit 2.1 of the Company's Annual Report on Form 10K-SB for the fiscal year ended December 31, 1996 (the "1996 10-K").

99.1    Press Release of Boca Raton Capital Corporation, dated October 24, 1997

                                    SIGNATURE

        Pursuant to the requirements of the Securities exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 11, 1997        Boca Raton Capital Corporation


                                 By:  /s/ CHARLES A. CHENES
                                      ------------------------
                                          Charles A. Chenes
                                          President and Chief Executive Officer





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                                  EXHIBIT INDEX
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  EXHIBIT NO.                                EXHIBIT                                PAGE NO.
  ----------                                 -------                                -------

      2.1 Amended and Restated Agreement and Plan of Merger and Reorganization among Boca Raton Capital Corporation, CRP Acquisition Corp. and Clean Room Products, Inc., dated as of March 26, 1997 incorporated by reference to Exhibit 2.1 of the Company's 1996 10-K.
                  .

      99.1 Press Release of Boca Raton Capital Corporation, dated October 24, 1997.


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                           STATEMENT OF DIFFERENCES

       The trademark symbol shall be expressed as ..................... 'tm'



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